                                                                      EXHIBIT 19


                              THE BENCHMARK FUNDS

                               POWER OF ATTORNEY
                               -----------------



     Know All Men by These Presents, that the undersigned, William H. Springer, hereby constitutes and appoints Deborah A. Farrell, Scott M. Gilman, Steven E. Hartstein, Paul Klug, John W. Mosior, Nancy L. Mucker, John M. Perlowski, Michael J. Richman, Howard B. Surloff and Pauline Taylor, jointly and severally, his/her attorneys-in-fact, each with power of substitution, for him/her in any and all capacities, to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of The Benchmark Funds and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



DATED:   January 22, 1997



 /s/ William H. Springer
-------------------------------
William H. Springer

                              THE BENCHMARK FUNDS

                               POWER OF ATTORNEY
                               -----------------



     Know All Men by These Presents, that the undersigned, John W. English, hereby constitutes and appoints Deborah A. Farrell, Scott M. Gilman, Steven E. Hartstein, Paul Klug, John W. Mosior, Nancy L. Mucker, John M. Perlowski, Michael J. Richman, Howard B. Surloff and Pauline Taylor, jointly and severally, his/her attorneys-in-fact, each with power of substitution, for him/her in any and all capacities, to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of The Benchmark Funds and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



DATED:   January 22, 1997



/s/ John W. English
-------------------------------
John W. English

                              THE BENCHMARK FUNDS

                               POWER OF ATTORNEY
                               -----------------



     Know All Men by These Presents, that the undersigned, James J. Gavin, Jr., hereby constitutes and appoints Deborah A. Farrell, Scott M. Gilman, Steven E. Hartstein, Paul Klug, John W. Mosior, Nancy L. Mucker, John M. Perlowski, Michael J. Richman, Howard B. Surloff and Pauline Taylor, jointly and severally, his/her attorneys-in-fact, each with power of substitution, for him/her in any and all capacities, to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of The Benchmark Funds and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



DATED:   January 22, 1997



 /s/ James J. Gavin, Jr.
-------------------------------
James J. Gavin, Jr.

                              THE BENCHMARK FUNDS

                               POWER OF ATTORNEY
                               -----------------



     Know All Men by These Presents, that the undersigned, Frederick T. Kelsey, hereby constitutes and appoints Deborah A. Farrell, Scott M. Gilman, Steven E. Hartstein, Paul Klug, John W. Mosior, Nancy L. Mucker, John M. Perlowski, Michael J. Richman, Howard B. Surloff and Pauline Taylor, jointly and severally, his/her attorneys-in-fact, each with power of substitution, for him/her in any and all capacities, to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of The Benchmark Funds and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



DATED:   January 22, 1997



 /s/ Frederick T. Kelsey
---------------------------------
Frederick T. Kelsey

                              THE BENCHMARK FUNDS

                               POWER OF ATTORNEY
                               -----------------



     Know All Men by These Presents, that the undersigned, Edward J. Condon, Jr., hereby constitutes and appoints Deborah A. Farrell, Scott M. Gilman, Steven
E. Hartstein, Paul Klug, John W. Mosior, Nancy L. Mucker, John M. Perlowski, Michael J. Richman, Howard B. Surloff and Pauline Taylor, jointly and severally, his/her attorneys-in-fact, each with power of substitution, for him/her in any and all capacities, to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of The Benchmark Funds and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



DATED:   January 22, 1997



 /s/ Edward J. Condon, Jr.
---------------------------
Edward J. Condon, Jr.

                              THE BENCHMARK FUNDS

                               POWER OF ATTORNEY
                               -----------------



     Know All Men by These Presents, that the undersigned, Richard P. Strubel, hereby constitutes and appoints Deborah A. Farrell, Scott M. Gilman, Steven E. Hartstein, Paul Klug, John W. Mosior, Nancy L. Mucker, John M. Perlowski, Michael J. Richman, Howard B. Surloff and Pauline Taylor, jointly and severally, his/her attorneys-in-fact, each with power of substitution, for him/her in any and all capacities, to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of The Benchmark Funds and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



DATED:   January 22, 1997



 /s/ Richard P. Strubel
--------------------------------------
Richard P. Strubel

                              THE BENCHMARK FUNDS

                               POWER OF ATTORNEY
                               -----------------



     Know All Men by These Presents, that the undersigned, Paul Klug, hereby constitutes and appoints Deborah A. Farrell, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, John M. Perlowski, Michael J. Richman, Howard B. Surloff and Pauline Taylor, jointly and severally, his/her attorneys-in-fact, each with power of substitution, for him/her in any and all capacities, to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of The Benchmark Funds and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



DATED:   January 22, 1997



 /s/ Paul Klug
-------------------------------------
Paul Klug

                              THE BENCHMARK FUNDS

                               POWER OF ATTORNEY
                               -----------------



     Know All Men by These Presents, that the undersigned, Scott M. Gilman, hereby constitutes and appoints Deborah A. Farrell, Steven E. Hartstein, Paul Klug, John W. Mosior, Nancy L. Mucker, John M. Perlowski, Michael J. Richman, Howard B. Surloff and Pauline Taylor, jointly and severally, his/her attorneys-in-fact, each with power of substitution, for him/her in any and all capacities, to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of The Benchmark Funds and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



DATED:   January 22, 1997



 /s/ Scott M. Gilman
---------------------------------------------
Scott M. Gilman